EXHIBIT 99.3


                                                           OMB Number: 3235-0569
                                                       Expires: January 31, 2003


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Anthony J. Allott, Executive Vice President and Chief Financial Officer of Silgan Holdings Inc. (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Silgan Holdings Inc. and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (Commission File Number 000-22117) of Silgan Holdings Inc.;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Silgan Holdings Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendment to any of the foregoing.



                                            Subscribed and
                                            sworn to before me
                                            this 7th day of
                                            August, 2002.
/s/ Anthony J. Allott
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Signature                                   /s/ Eileen M. Sullivan
                                            -------------------------
                                            Notary Public
Anthony J. Allott
------------------------
Name                                        My Commission Expires:

August 7, 2002                              November 30, 2006
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Date